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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 -------------

                                   FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   APRIL 13, 1999


                       SILICON STORAGE TECHNOLOGY, INC.
            (Exact name of Company as specified in its charter)

                        COMMISSION FILE NUMBER 0-26944


              CALIFORNIA                               77-0225590
     (State or other jurisdiction of                (I.R.S. Employer
      Incorporation or organization)             Identification Number)

     1171 SONORA COURT, SUNNYVALE, CA                   94086
 (Address of principal executive offices)            (Zip code)

   Company's telephone number, including area code:   (408) 735-9110

                              Not applicable
     (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

     Silicon Storage Technology, Inc. of Sunnyvale, California, ("SST") announced today that U.S. District Court Judge Samuel Conti yesterday granted SST summary judgment in an action filed by Atmel Corporation v. SST in January of 1996 (C960039SC), that it does not infringe the claims of U.S. patent 4,233,673. SST has now obtained summary judgment on four of the six patents in suit.

"I am delighted with this latest development. The Judge's decision validates what SST has maintained all along, that it's proprietary and superior SuperFlash technology does not infringe any of Atmel's patents" said Bing Yeh, SST's president and CEO.

The current status of the case, according to Daniel Johnson Jr, trial attorney for SST, is that the case is now stayed pending the outcome of Atmel's appeals of prior judgments granted in SST's favor. "We do not anticipate any activity in this case for several months until the Federal Circuit decides the appeals" he said.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 1999

                              SILICON STORAGE TECHNOLOGY, INC.


                                   By:


                                   /s/ JEFFREY L. GARON
                                   ---------------------
                                   Jeffrey L. Garon
                                   Vice President Finance & Administration,
                                      Chief Financial Officer and Secretary
                                   (Principal Financial and Accounting Officer)



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